The Prudential Series Fund

Natural Resources Portfolio

Supplement dated November 16, 2006

to the Prospectus and Statement of Additional Information dated May 1, 2006

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John “Jay” Saunders and Neil P. Brown, CFA, join David A. Kiefer, CFA, as portfolio managers for the Natural Resources Portfolio. Michael Del Balso is no longer a portfolio manager for the Natural Resources Portfolio.

To reflect these changes, the indicated sections of the Prospectus and Statement of Additional Information are deleted and replaced or otherwise amended, as explained below.

The discussion of portfolio managers for the Natural Resources Portfolio appearing in the section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers” is deleted and replaced with the following:

David A. Kiefer, CFA, John “Jay” Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

John “Jay” Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach’s Investment Research in 2005. He has managed the Portfolio since November 2006.

Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company’s Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The table of portfolio managers for the Natural Resources Portfolio appearing in Part I of the Statement of Additional Information in the section entitled “Management & Advisory Arrangements—Additional Information

About the Portfolio Managers—Other Accounts and Fund Ownership” is deleted and replaced with the following new table. Information appearing in the table is as of December 31, 2005 for Mr. Kiefer and September 29, 2006 for Mr. Saunders and Mr. Brown.

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	David A. Kiefer, CFA	11 registered investment companies with $9,693.2 million in total assets under management.	5 other pooled investment vehicles with $1,272.9 million in total assets under management.

1 other account with $27.8 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None
	John “Jay” Saunders	1 registered investment company with 1,640.8 million total assets under management.	None	None	None
	Neil P. Brown, CFA	1 registered investment company with 1,640.8 million total assets under management.	None	None	None

The discussion pertaining to portfolio manager compensation and conflicts of interest appearing in Part I of the Statement of Additional Information in the section entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest” is hereby amended by removing the reference to Michael A. Del Balso as it pertains to the Natural Resources Portfolio.

The discussion is further amended by adding John “Jay” Saunders and Neil P. Brown, CFA, as portfolio managers for the Natural Resources Portfolio and identifying the Lipper Natural Resources Index as the passive index reviewed as part of the compensation determination explanation set out in the discussion.

PSFSUP2